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EXHIBIT 10.2

ENDORSEMENT NO. 11

    Attached to and made a part of
 AGREEMENT OF REINSURANCE
NO. 8051
between
 GENERAL REINSURANCE CORPORATION
and
 ZENITH INSURANCE COMPANY
ZNAT INSURANCE COMPANY
ZENITH STAR INSURANCE COMPANY
CALFARM INSURANCE COMPANY
RISCORP INSURANCE COMPANY
RISCORP PROPERTY AND CASUALTY INSURANCE COMPANY
RISCORP NATIONAL INSURANCE COMPANY
CHARTWELL REINSURANCE COMPANY

    IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 2002, and policies of the Company in force at 12:01 A.M., January 1, 2002, this Agreement is amended as follows:

  I.
  Sub-paragraph (a) in Article VI—AMOUNT OF COVER is amended to read:

  "(a)
  Under Cover A, which applies to all business reinsured hereunder except Industrial Aid Aviation exposures:

  (1)
  In respect of all business covered under Cover A

  The Company's ultimate net loss the excess of $750,000 in respect of each accident, happening or occurrence up to a further $4,250,000 in respect of each such accident, happening or occurrence.

    (2)
    In respect of Occupational Disease and/or Continuous Injury Claims under Cover A

    The Company's ultimate net loss the excess of $750,000 any one employee sustained by the Company resulting from occupational disease and/or continuous injury claims of one specific kind or class suffered by each employee, up to a further $4,250,000 ultimate net loss."

  II.
  Sub-paragraph (a) in Article XII—PREMIUM is amended to read:

  "(a)
  Cover A

  The premium to be paid for reinsurance afforded by Cover A shall be calculated by applying a rate of 2.43% to the Company's gross net earned premium income on business the subject matter of Cover A during the currency of this Agreement. The term "gross net earned premium income" shall mean gross earned premiums on business covered under this Cover A, less cancellations and returns only and less the earned portion of any premiums paid for reinsurance, recoveries under which would inure to the Reinsurer's benefit."

    IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 24th day of September, 200

GENERAL REINSURANCE CORPORATION

Attest: Melinda Kawamura	/s/ Anthony Anastanio Senior Vice President
this 1st day of October, 2001,	/s/ Melinda Kawamura

ZENITH INSURANCE COMPANY

Attest: Ruth Fulgium	/s/ John Tickner
and this 1st day of October, 2001,	/s/ Ruth Fulgium

ZNAT INSURANCE COMPANY

Attest: Ruth Fulgium	/s/ John Tickner
and this 1st day of October, 2001,	/s/ Ruth Fulgium

ZENITH STAR INSURANCE COMPANY

Attest: Ruth Fulgium	/s/ John Tickner
and this 1st day of October, 2001.	/s/ Ruth Fulgium

RISCORP INSURANCE COMPANY RISCORP PROPERTY AND CASUALTY INSURANCE COMPANY RISCORP NATIONAL INSURANCE COMPANY CHARTWELL REINSURANCE COMPANY by ZENITH INSURANCE COMPANY, as successor in interest

/s/ John Tickner
Attest: Ruth Fulgium	/s/ Ruth Fulgium

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ENDORSEMENT NO. 11